Rockefeller Equity Allocation Fund
Trading Symbol: Institutional Class Shares (Symbol: ROCKX)
Advisor Class Shares (Symbol: RACKX)

Summary Prospectus
March 30, 2022

www.rockefellerfunds.com

Before you invest, you may want to review the Rockefeller Equity Allocation Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 30, 2022, are incorporated by reference into this summary prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.rockefellerfunds.com. You can also get this information at no cost by calling 1-855-369-6209 or by sending an e-mail request to inquiries@rockefellerfunds.com.

Investment Objective
The Fund seeks long-term total return from capital appreciation and income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and Example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Advisor Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Shareholder Servicing Fees	None	0.15%
Other Expenses	0.38%	0.38%
Total Annual Fund Operating Expenses	1.23%	1.38%

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Class	$125	$390	$676	$1,489
Advisor Class	$140	$437	$755	$1,657

Portfolio Turnover
The Fund pays transaction costs, such as commissions or spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2021, the Fund’s portfolio turnover rate was 40.55% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective of long-term total return from capital appreciation and income by investing its assets globally in a range of equity asset classes and, to a lesser extent, in fixed income securities, real estate and commodity linked equities (such as real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”)), and currencies. The Adviser will allocate the Fund’s assets across asset classes taking into consideration both the Adviser’s longer-term strategic outlook as well as tactical views as to potential near-term opportunities. The Adviser considers a number of factors when making allocation decisions, including relative attractiveness among equity market capitalizations and geographic regions, inflation risks and factors that influence commodity prices.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, depositary receipts, interests in REITs and MLPs, and interests in other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities. The Fund may invest in equity securities of U.S. and foreign companies (including issuers domiciled in emerging markets or less developed countries) with market capitalizations of any size. The Fund’s investments in common stocks of foreign companies may include depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund invests a portion of its assets in securities that are traded in currencies other than U.S. dollars, so the Fund may buy and sell foreign currencies to facilitate transactions in portfolio securities. The Fund generally will not seek to hedge against currency risks, although the Fund may engage in such hedging strategies if the Adviser determines that it may be advantageous to do so.

Equity exposure will be obtained primarily through allocations among investment strategies managed by the Adviser. These equity strategies may include global equities, regional equities and sector/industry-specific equities. The Adviser’s strategies may focus on particular market capitalizations (large cap, mid-cap or small-cap) or may invest across all market capitalizations. The strategies also may invest in growth stocks, value stocks, and cyclical stocks (and in combinations thereof), and may have investment objectives seeking capital appreciation, income and total return. In selecting investments for these strategies, the Adviser applies a bottom-up security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition and compelling valuations.

In addition, the Fund may, under normal market conditions, invest up to 20% of its net assets in fixed income securities, commodity-linked instruments and currencies, as well as interests in other investment companies and ETFs that invest in such asset classes, in an effort to enhance portfolio returns and/or reduce risk. The Fund’s investments in fixed income securities may include, but are not limited to, securities of varying maturities, durations and ratings, including securities that have been rated below investment grade by a nationally recognized statistical ratings organization (“NRSRO”), commonly referred to as “junk bonds” or “high yield bonds”, and securities which have not been rated by NRSROs.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•General Market Risk. The value of the Fund’s shares may fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.
•Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s ability to effectively allocate the Fund’s assets among various asset classes and investment strategies. There is the risk that the Adviser’s allocation methodology and assumptions regarding asset classes and investment strategies may be incorrect in light of actual market conditions and may negatively impact the Fund’s performance.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•Large Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Small and Medium Capitalization Companies Risk. Small and medium capitalization companies may not have the management experience, financial resources, product diversification and competitive strengths of large capitalization companies and, therefore, their securities tend to be more volatile than the securities of larger, more established companies and may be less liquid than other securities.
•Master Limited Partnership Risk. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also entail many of the general tax risks of investing in a partnership. There is always a risk that an MLP will fail to qualify for favorable tax treatment. Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership.
•REIT Risk. Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest. Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.
•Foreign Securities and Currency Risk. Investments in foreign securities involve certain risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies, as well as risks related to the lack of public information with respect to such foreign issuers and the absence of uniform accounting, auditing and financial reporting standards.
•Emerging Market Risk. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
•Foreign Currency Exchange Contracts Risk. These contracts may fall in value in response to foreign market or currency fluctuations with respect to the country to which they relate. The Fund’s strategy of investing in these instruments may not be successful. Investment in these instruments also subjects the Fund to counterparty risk.
•Fixed Income Securities Risks. Fixed income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

◦Interest Rate Risk. In times of rising interest rates, bond prices will decline. Generally, securities with longer maturities and funds with longer weighted average maturities carry greater interest rate risk.
◦Extension Risk. In times of rising interest rates, prepayments will slow causing portfolio securities considered short or intermediate term to be long-term securities, which fluctuate more widely in response to changes in interest rates than shorter term securities.
◦Liquidity Risk. There may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.
◦Prepayment Risk. In times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.
•High-Yield Fixed Income Securities (Junk Bond) Risk. High-yield fixed income securities or “junk bonds” are fixed income securities held by the Fund that are rated below investment grade and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Other Investment Company and Exchange-Traded Fund Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The market price of an ETF’s shares may trade at a discount to their net asset value, or an active trading market for an ETF’s shares may not develop or be maintained. The Fund also will incur brokerage costs when it purchases and sells ETFs.
•Preferred Stock Risk. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.
•Commodities Market Risk. Exposure to commodity markets through investments in commodity-linked instruments may subject the Fund to greater volatility than investments in traditional securities. This difference is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.
•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
•Valuation Risk. The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made by the valuation committee of the Board of Trustees may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.
•Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation and the impact of the coronavirus (COVID-19) as a global pandemic which has resulted in a public health crisis, business interruptions and growth concerns in the U.S. and overseas. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.rockefellerfunds.com or by calling the Fund toll-free at 1-855-369-6209.

Institutional Class Shares(1)
Calendar Year Returns as of December 31
(1)    The returns shown in the bar chart are for Institutional Class shares of the Fund. Advisor Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Advisor Class shares are not currently offered for purchase.

During the period shown in the bar chart, the best performance for a quarter was 16.03% (for the quarter ended June 30, 2020). The worst performance was -21.80% (for the quarter ended March 31, 2020).

Average Annual Total Returns
(for the Periods Ended December 31, 2021)

	One Year	Five Year	Since Inception (2/4/15)

Institutional Class Shares
Return Before Taxes	9.50%	10.79%	8.24%
Return After Taxes on Distributions	5.41%	9.21%	7.06%
Return After Taxes on Distributions and Sale of Fund Shares	8.33%	8.49%	6.51%
MSCI All Country World Index (Net) (reflects no deduction for fees, expenses or taxes)	18.54%	14.40%	10.96%

Returns are shown for Institutional Class shares only and will vary for Advisor Class shares. Advisor Class shares are not currently offered for purchase. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management

Investment Adviser
Rockefeller & Co. LLC is the Fund’s investment adviser.

Portfolio Managers
David P. Harris, CFA®, Chief Investment Officer and Managing Director of the Adviser, has served as co-portfolio manager of the Equity Allocation Fund since it commenced operations in February 2015. Michael Seo, a Portfolio Manager and the Director of Equity Research of the Adviser, has served as co-portfolio manager of the Equity Allocation Fund since December 2020.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares via written request by mail (Rockefeller Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1-855-369-6209, on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Class	Advisor Class
Minimum Initial Investment	$1,000,000	$100,000
Minimum Subsequent Investment	$10,000	$1,000

Tax Information
Distributions made by the Fund will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.